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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2000





                          QUINTILES TRANSNATIONAL CORP.
             (Exact name of registrant as specified in its charter)


        NORTH CAROLINA                340-23520                56-1714315
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
      of incorporation)                                   Identification Number}



             4709 CREEKSTONE DRIVE, RIVERBIRCH BUILDING, SUITE 200,
                        DURHAM, NORTH CAROLINA 27703-8411
                    (Address of principal executive offices)



                                 (919) 998-2000
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS.

         On July 19, 2000, Quintiles Transnational Corp. issued a press release regarding its financial results for the period ended June 30, 2000. A copy of the press release is attached hereto as Exhibit 99.01 and incorporated by reference herein.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

Exhibit Number               Description of Exhibit
--------------               ----------------------

99.01                        Press Release, dated July 19, 2000, of
                             Quintiles Transnational Corp.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            QUINTILES TRANSNATIONAL CORP.



                                            By:  /s/ James L. Bierman
                                                 ------------------------------
Dated: July 20, 2000                             James L. Bierman
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit Number                Description of Exhibit
--------------                ----------------------

99.01                         Press Release, dated July 19, 2000, of
                              Quintiles Transnational Corp.